UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2025, LiveOne, Inc. (the “Company” or “LiveOne”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lucid Capital Markets, LLC (the “Underwriter”) pursuant to which the Company will issue and sell to the Underwriter 13,608,334 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “common stock”), at an offering price of $0.75 per Share and which includes the grant to the Underwriter of an option for the issuance and sales of up to 1,775,000 additional Shares (the “Option”) to be sold by the Company (the “Offering”). The aggregate gross proceeds to the Company from the Offering will be approximately $9.5 million (including the exercise of the Underwriter’s Option), after deducting an underwriting discount of 7% of the price to the public, but before deducting expenses payable by the Company in connection with the Offering. Pursuant to the Underwriting Agreement the Company has also agreed to issue the Underwriter’s common stock purchase warrants (the “Underwriter’s Warrant”) to purchase up to 4% of the securities sold in the Offering at an exercise price of $0.9375. On July 16, 2025, the Underwriter exercised the Option. The Offering, including the Option, is expected to close on July 17, 2025, subject to customary conditions to closing as provided in the Underwriting Agreement.

The Company expects to use the net proceeds from the Offering to fund the acquisition of cryptocurrencies, the development and implementation of a cryptocurrency treasury strategy and for working capital and general corporate purposes.

The Offering was made pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2025 (Registration No. 333-284916), a base prospectus filed as part thereof, a preliminary prospectus supplement, dated July 15, 2025, and a final prospectus supplement, dated July 15, 2025.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Underwriter, customary conditions to closing, and customary indemnification obligations of the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The Underwriting Agreement and form of Underwriter’s Warrant are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated by reference herein. The descriptions of the terms of the Underwriting Agreement and Underwriter’s Warrant set forth above are qualified in their entirety by reference to such exhibits.

A copy of the opinion of Foley Shechter Ablovatskiy LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this report.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the closing of the Offering, anticipated amount of net proceeds from the Offering and the intended use of such proceeds. Any forward-looking statements in this Current Report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that amount of and use of net proceeds from the Offering may differ from the Company’s current expectations; LiveOne’s reliance on its largest OEM customer for a substantial percentage of its revenue; LiveOne’s ability to consummate any proposed financing, acquisition, spin-out, special dividend, merger, distribution or transaction, the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin-out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value; LiveOne’s ability to continue as a going concern; LiveOne’s ability to attract, maintain and increase the number of its users and paid members; LiveOne identifying, acquiring, securing and developing content; LiveOne’s ability to implement its recently announced crypto treasury strategy and/or purchase crypto assets from time to time pursuant to such strategy, including for the maximum announced amount; LiveOne’s intent to repurchase shares of its and/or PodcastOne’s common stock from time to time under LiveOne’s announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program; LiveOne’s ability to maintain compliance with certain financial and other debt covenants; LiveOne successfully implementing its growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; LiveOne’s ability to repay its indebtedness when due; LiveOne’s ability to satisfy the conditions for closing on its announced additional convertible debentures financing; uncertain and unfavorable outcomes in legal proceedings and/or LiveOne’s ability to pay any amounts due in connection with any such legal proceedings; significant legal, commercial, regulatory and technical uncertainty and risks related to Bitcoin, Ethereum and other digital assets; regulatory developments related to crypto assets and crypto asset markets; changes in economic conditions; competition; risks and uncertainties applicable to the businesses of LiveOne’s subsidiaries; and other risks, uncertainties and factors including, but not limited to, those described in LiveOne’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, filed with the SEC on July 15, 2025, and in LiveOne’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof, and LiveOne disclaims any obligation to update these statements, except as may be required by law.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02. Simultaneously with the closing of the Offering, pursuant to the Underwriting Agreement, the Company agreed to issue to the Underwriter and/or its designees, the Underwriter’s Warrant to purchase up to 544,333 shares of common stock (representing 4% of the aggregate number of Shares), as a portion of the underwriting compensation payable to the Underwriter in connection with the Offering (which includes the exercise of the Underwriter’s Option). The Underwriter’s Warrant will be exercisable during the period commencing upon issuance until the five-year anniversary of the closing of the Offering, at an exercise price per share of $0.9375. The Underwriter’s Warrant has not and will not be registered and included in the registration statement or the related prospectus. The Underwriter’s Warrant also contains a “cashless exercise” feature that allows the holders to exercise such warrant without a cash payment to the Company upon the terms set forth therein.

The Underwriter’s Warrant and underlying shares of common stock to be issued and sold to the Underwriter will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Underwriter’s Warrant and the underlying shares of common stock may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

Item 8.01. Other Events.

On July 15, 2025, the Company issued a press release announcing the launch of the Offering, and on July 16, 2025, the Company issued a press release announcing the pricing of the Offering and the Company’s crypto treasury reserve strategy. The launch and pricing press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The information in this Item 8.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 8.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing unless specifically provided otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1*	Underwriting Agreement, dated July 15, 2025, between LiveOne, Inc. and Lucid Capital Markets, LLC, as representatives of the several underwriters named therein..
4.1*	Form of Underwriter’s Warrant.
5.1*	Opinion of Foley Schechter Ablovatskiy LLP.
23.1*	Consent of Foley Schechter Ablovatskiy LLP (contained in Exhibit 5.1).
99.1**	Launch Press Release issued by LiveOne, Inc., dated July 15, 2025.
99.2**	Pricing Press Release issued by LiveOne, Inc., dated July 16, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: July 17, 2025	By:	/s/ Ryan Carhart
	Name:	Ryan Carhart
	Title:	Chief Financial Officer

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